Note 14 - Net Income (Loss) Per Share	12 Months Ended
Oct. 31, 2020
Notes to Financial Statements
Earnings Per Share [Text Block]
(14)	Net Income (Loss) Per Share

The following is a reconciliation of the numerators and denominators of the net income (loss) per share computations for the periods presented:

	Years ended October 31,
	2020	2019	2018
Net income (loss) (numerator)	$(6,121,224)	$(5,669,321)	$1,068,753
Shares (denominator)	7,354,513	7,387,141	7,593,435
Basic and diluted net income (loss) per share	$(0.83)	$(0.77)	$0.14

Nonvested shares which have been issued and are outstanding as of October 31, 2020 and October 31, 2019 totaling 140,179 and 127,750, respectively, were not included in the computation of basic and diluted net loss per share for the years ended October 31, 2020 and October 31, 2019 (because to include such shares would have been antidilutive, or in other words, to do so would have reduced the net loss per share for that period).